                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. __)


FILED BY THE REGISTRANT /X/       FILED BY A PARTY OTHER THAN THE REGISTRANT / /
--------------------------------------------------------------------------------

Check the appropriate box:

/ /    Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/    Definitive Proxy Statement
/ /    Definitive Additional Materials
/ /    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                   Focal, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
                    (Name of Person(s) Filing Proxy Statement
                          if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

/X/    No Fee Required.

/ /    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1) Title of each class of securities to which transaction applies:

       2) Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       4) Proposed maximum aggregate value of transaction:

       5) Total fee paid:


/ /    Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1) Amount Previously Paid:

       2) Form, Schedule or Registration Statement No.:

       3) Filing Party:

       4) Date Filed:



--------------------------------------------------------------------------------

                                  FOCAL, INC.
                               FOUR MAGUIRE ROAD
                         LEXINGTON, MASSACHUSETTS 02421
                 NOTICE OF 1999 ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 26, 1999

    The Annual Meeting of Stockholders of Focal, Inc. (the "Company") will be held on Wednesday, May 26, 1999, at 8:00 a.m., local time, at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, to consider and act upon the following matters:

1. To elect three Class II directors of the Company for the ensuing three years.

2. To approve the Company's 1999 Stock Incentive Plan (the "Plan") and authorize 875,000 shares of the Company's Common Stock to be reserved for issuance under the Plan.

3. To ratify the selection by the Company of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending December 31, 1999.

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

    Stockholders of record at the close of business on April 1, 1999 are entitled to notice of, and to vote at, the Annual Meeting and are cordially invited to attend the meeting. The stock transfer books of the Company will remain open for the purchase and sale of the Company's Common Stock.

    All stockholders are cordially invited to attend the meeting.

                                              By Order of the Board of Directors

                                              DAVID M. CLAPPER

                                              PRESIDENT AND CHIEF EXECUTIVE
                                              OFFICER

Lexington, Massachusetts

April 23, 1999

      WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND PROMPTLY MAIL IT IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

                                  FOCAL, INC.
                               FOUR MAGUIRE ROAD
                         LEXINGTON, MASSACHUSETTS 02421
          PROXY STATEMENT FOR THE 1999 ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 26, 1999

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Focal, Inc. ("Focal" or the "Company") for use at the 1999 Annual Meeting of Stockholders to be held on May 26, 1999 and at any adjournment or adjournments of that meeting. All proxies will be voted in accordance with the instructions contained therein, and if no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before it is exercised by delivery of written revocation to the Secretary of the Company.

    The Company's Annual Report for the year ended December 31, 1998 is being mailed to stockholders with the mailing of this Notice and Proxy Statement on or about April 23, 1999.

    A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1998, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, EXCEPT FOR EXHIBITS, WILL BE FURNISHED WITHOUT CHARGE TO ANY STOCKHOLDER UPON WRITTEN REQUEST TO INVESTOR RELATIONS, FOCAL, INC., FOUR MAGUIRE ROAD, LEXINGTON, MASSACHUSETTS 02421.

VOTING SECURITIES AND VOTES REQUIRED

    On April 1, 1999, the record date for the determination of stockholders entitled to notice of and to vote at the meeting, there were outstanding and entitled to vote an aggregate of 13,399,628 shares of Common Stock of the Company, $.01 par value per share ("Common Stock"). Each share is entitled to one vote.

    Under the Company's Bylaws, the holders of a majority of the shares of Common Stock issued, outstanding and entitled to vote on any matter shall constitute a quorum with respect to that matter at the Annual Meeting. Shares of Common Stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present.

    The affirmative vote of the holders of a majority of the shares of Common Stock voting on the matter is required for the election of directors, the approval of the Company's 1999 Stock Incentive Plan, the ratification of the appointment of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending December 31, 1999 and the approval of each of the other matters to be voted upon.

    Shares which abstain from voting as to a particular matter and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter will not be counted as votes in favor of such matter and will also not be counted as votes cast or shares voting on such matter. Accordingly, abstentions and "broker non-votes" on a matter that requires the affirmative vote of a certain percentage of the votes cast or shares voting on a matter, such as the election of directors and the approval of the Company's 1999 Stock Incentive Plan, have no effect on the voting of such matter.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information, as of January 31, 1999 or such later date as is noted, with respect to the beneficial ownership of the Company's Common Stock by: (i) each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock;

(ii) each director and nominee for director; (iii) each executive officer named below in the Summary Compensation Table under the heading "Compensation of Executive Officers"; and (iv) all directors and executive officers of the Company as a group.

    The number of shares of the Company's Common Stock beneficially owned by each director or executive officer is determined under the rules of the Securities and Exchange Commission (the "Commission"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting or investment power and also any shares which the individual has the right to acquire within 60 days after January 31, 1999 through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

                                                                                SHARES
                                                                           OF COMMON STOCK      APPROXIMATE PERCENT
                                                                             BENEFICIALLY         OF COMMON STOCK
NAME AND ADDRESS                                                               OWNED(1)                OWNED
-----------------------------------------------------------------------  --------------------  ---------------------
Entities affiliated with Patricof & Co. Ventures(2)....................         1,591,513                11.89%
    2100 Geng Road, Suite 150
    Palo Alto, CA 94303
Entities affiliated with Mayfield Fund(3)..............................         1,010,334                 7.55%
    2800 Sand Hill Rd., Suite 250
    Menlo Park, CA 94025
General Electric Pension Trust.........................................         1,011,088                 7.55%
    3000 Summer Street
    Stanford, CT 06904

Fidelity Management and Research.......................................           870,000                 6.50%
    82 Devonshire Street, 33rd Floor
    Boston, MA 02109
David M. Clapper(4)(5).................................................           307,760                 2.30%
David J. Enscore, Ph.D.(4)(6)..........................................            83,599                    *
Stephen J. Herman(4)(7)................................................            77,473                    *
Glenn M. Kazo(4)(8)....................................................            63,172                    *
Arthur J. Coury, Ph.D.(4)(9)...........................................           109,734                    *
Henry Brem, M.D.(4)(10)................................................           110,272                    *
Janet Effland(4)(11)...................................................         1,603,066                11.96%
Robert Langer, Ph.D.(4)(12)............................................           203,734                 1.52%
Mark J. Levin(4)(13)...................................................            57,707                    *
Michael J. Levinthal(14)...............................................         1,021,887                 7.63%
Jesse I. Treu, Ph.D.(15)...............................................           952,474                 7.11%
All directors and executive officers as a group
    (14 persons)(16)...................................................         4,696,549                34.85%

------------------------

*   Represents beneficial ownership of less than one percent of the Common
    Stock.

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. The number of shares of Common Stock outstanding used in calculating the percentage for each listed person was 13,389,945 and the shares of Common Stock underlying options or warrants held by such person that are exercisable within 60 days of January 31, 1999, but excludes shares of Common Stock underlying options or warrants held by any other person.

(2) Consists of 1,072,834 shares beneficially owned by APA Excelsior IV, L.P., 309,461 shares beneficially owned by The P/A Fund, 189,324 shares beneficially owned by APA Excelsior IV/ Offshore, L.P. and 19,894 shares beneficially owned by Patricof Private Investment Club, L.P. (the "Patricof Funds").

(3) Consists of 467,992 shares beneficially owned by Mayfield VI Investment Partners, 382,567 shares beneficially owned by Mayfield VII, 67,162 shares beneficially owned by Mayfield Medical Partners, 48,675 shares beneficially owned by Mayfield Medical Partners (1992), 23,130 shares beneficially owned by Mayfield Associates and 20,808 shares beneficially owned by Mayfield Associates Fund II (the "Mayfield Funds").

(4) Includes shares issued pursuant to an early stock option exercise program. The unvested portion of such shares are subject to a repurchase option in favor of the Company at cost in the event of the termination of such individual's employment or consultant relationship with the Company prior to vesting. See "Certain Transactions."

(5) Includes 200 shares owned by Mr. Clapper's spouse. Also includes 11,298 shares issuable upon the exercise of options exercisable within 60 days of January 31, 1999.

(6) Includes 3,429 shares issuable upon the exercise of options exercisable within 60 days of January 31, 1999.

(7) Includes 4,490 shares issuable upon the exercise of options exercisable within 60 days of January 31, 1999.

(8) Mr. Kazo resigned from the Company in February 1999. Includes 3,203 shares held jointly by Mr. Kazo and his spouse. Also includes 1,634 shares issuable upon the exercise of options exercisable within 60 days of January 31, 1999.

(9) Includes 3,429 shares issuable upon the exercise of options exercisable within 60 days of January 31, 1999.

(10) Includes 1,041 shares issuable upon the exercise of options exercisable within 60 days of January 31, 1999.

(11) Includes 1,591,513 shares beneficially owned by the Patricof Funds. Ms. Effland disclaims beneficial ownership of the shares beneficially owned by the Patricof Funds except to the extent of her proportional partnership interest therein. Also includes 11,553 shares issuable upon the exercise of options exercisable within 60 days of January 31, 1999.

(12) Includes 2,000 shares beneficially owned by each of three irrevocable trusts for the benefit of each of Dr. Langer's three minor children, for which Dr. Langer disclaims beneficial ownership. Also includes 1,041 shares issuable upon the exercise of options exercisable within 60 days of January 31, 1999.

(13) Includes 11,553 shares issuable upon the exercise of options exercisable within 60 days of January 31, 1999.

(14) Includes 1,010,334 shares beneficially owned by the Mayfield Funds. Mr. Levinthal disclaims beneficial ownership of the shares beneficially owned by the Mayfield Funds except to the extent of his proportional partnership interest therein. Also includes 11,553 shares issuable upon the exercise of options exercisable within 60 days of January 31, 1999 held by Mr. Levinthal.

(15) Includes 585,854 shares beneficially owned by Domain Partners II, L.P. Dr. Treu is a general partner of One Palmer Square Associates II, L.P., the general partner of Domain Partners II, L.P. and has indirect beneficial ownership of these shares. Also includes 357,248 shares owned by Biotechnology Investments Limited ("BIL"). Pursuant to a contractual agreement, Domain Associates, L.L.C., of which Dr. Treu is a Managing Member, is the U.S. venture capital advisor to BIL. Domain Associates, L.L.C. has no voting or investment power over BIL's shares and Dr. Treu disclaims beneficial ownership of BIL's shares. Includes 9,372 shares issuable upon the exercise of options exercisable within 60 days of January 31, 1999.

(16) Includes an aggregate of 85,675 shares of Common Stock of the Company issuable upon exercise of stock options held by all officers and directors as a group which are exercisable within 60 days of January 31, 1999.

                             ELECTION OF DIRECTORS

    The Company's Board of Directors currently consists of seven persons, divided into three classes serving staggered terms of three years. Currently there is one director in Class I, three directors in Class II and three directors in Class III. Three Class II directors are to be elected at the Annual Meeting. Each of the three Class II directors elected at the Annual Meeting will hold office until the Annual Meeting of Stockholders in 2002 or until his or her successor has been duly elected and qualified. The Class III and Class I directors will be elected at the Company's Annual Meetings of Stockholders in 2000 and 2001, respectively. A vacancy exists for a Class I Director. In accordance with the Company's Restated Certificate of Incorporation and Bylaws, this vacancy may be filled prior to the Company's Annual Meeting in 2001 only by a majority vote of the remaining directors.

    In the event that any nominee for Class II director becomes unavailable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote the proxies in their discretion for any nominee who is designated by the current Board of Directors to fill the vacancy. It is not expected that any of the nominees will be unavailable to serve.

    Set forth below are the name and age of each member of the Board of Directors (including the nominees for election as Class II directors), and the positions and offices held by him or her, his or her principal occupation and business experience during the past five years, the names of other publicly held companies of which he or she serves as a director and the year of the commencement of his or her term as a director of the Company. Information with respect to the number of shares of Common Stock beneficially owned by each director, directly or indirectly, as of January 31, 1999, appears above under the heading "Stock Ownership of Certain Beneficial Owners and Management."

            NOMINEES FOR TERMS EXPIRING IN 2002 (CLASS II DIRECTORS)

    HENRY BREM, M.D., age 46, has served as a director of the Company since 1991. Since 1984, Dr. Brem has served as Director of the Brain Tumor Research Center and Professor of Neurosurgery, Ophthalmology and Oncology at The Johns Hopkins University. Dr. Brem is a Scientific Founder of the Company. Dr. Brem holds an M.D. from Harvard University.

    JANET EFFLAND, age 50, has served as a director of the Company since 1996. Since January 1998, Ms. Effland has been a Managing Director of Patricof & Co. Ventures, Inc., a venture capital firm ("Patricof"). From August 1988 through December 1997, Ms. Effland was Vice President of Patricof. She also serves on the Board of Directors of Urologix, Inc., a publicly traded company. Ms. Effland holds a J.D. from Arizona State University.

    JESSE I. TREU, PH.D., age 52, was a member of the Company's Board of Directors from March 1993 until April 1995 and has been a director of the Company from March 1996 to the present. Since 1986, he has been a Managing Member of Domain Associates, L.L.C., a venture capital management firm. From 1982 through 1985, Dr. Treu was a principal in the management group Channing, Weinberg and Co., Inc. and its spin-off CW Ventures Capital. Dr. Treu also serves on the Board of Directors of GelTex Pharmaceuticals, Inc. and Trimeris, Inc., both of which are publicly traded. He received his B.S. from Rensselaer Polytechnic Institute, and holds an M.A. and Ph.D. in Physics from Princeton University.

           DIRECTORS WHOSE TERMS EXPIRE IN 2000 (CLASS III DIRECTORS)

    MARK J. LEVIN, age 46, has served as a director of the Company since 1991. Since 1993, Mr. Levin has served as President, Chief Executive Officer and a Director of Millennium Pharmaceuticals, Inc., a publicly traded genomics company ("Millennium"). Mr. Levin was the founding Chief Executive Officer of Focal, Inc., as well as Cell Genesys, Inc., CytoTherapeutics, Inc., Tularik, Inc. and Millennium. Mr. Levin was previously a General Partner of several venture capital funds affiliated with Mayfield Fund, a venture capital firm. Mr. Levin is a member of the Board of Directors of CytoTherapeutics, Inc., a publicly traded company. Mr. Levin holds a B.S. and M.S. in Chemical Engineering from Washington University.

    ROBERT LANGER, PH.D., age 50, has served as a director of the Company since 1996. Dr. Langer has been the Kenneth J. Germeshausen Professor of Chemical and Biomedical Engineering at the Massachusetts Institute of Technology since 1992. He is also a member of the National Academy of Sciences, National Academy of Engineering and the Institute of Medicine. He also serves on the Board of Directors of Alkermes, Inc., a publicly traded company. Dr. Langer holds a Sc.D. from the Massachusetts Institute of Technology in Chemical Engineering.

    MICHAEL J. LEVINTHAL, age 44, has served as a director of the Company since 1992. Since 1984, Mr. Levinthal has been a General Partner of several venture capital funds affiliated with Mayfield Fund, a venture capital firm. He also serves on the Board of Directors of Concur Technologies, Inc. and Symphonic Devices, Inc., both of which are publicly traded. Mr. Levinthal holds an M.B.A. and a B.S. in Engineering from Stanford University.

             DIRECTOR WHOSE TERM EXPIRES IN 2001 (CLASS I DIRECTOR)

    DAVID M. CLAPPER, age 47, has served as President, Chief Executive Officer and a Director of Focal since joining the Company in July 1993. Before joining Focal, Mr. Clapper was employed at Johnson & Johnson, a pharmaceutical company, from 1977 until 1993. He served as Vice President and a Board member at the Critikon, Inc. division of Johnson & Johnson, from July 1992 to July 1993. From 1977 to July 1992, Mr. Clapper held a variety of positions, including Vice President of Sales & Marketing and a Board Member of Ethicon Endo-Surgery, and Vice President of Product Management and a Board Member at Ethicon Inc., both of which are subsidiaries of Johnson & Johnson. Mr. Clapper holds a B.S. in Marketing from Bowling Green State University.

BOARD AND COMMITTEE MEETINGS

    The Board of Directors of the Company held six meetings during the fiscal year ended December 31, 1998. Each director except Dr. Langer and Mr. Levin attended at least 75% of the total number of such meetings. Directors Langer and Levin each attended four of such meetings.

    The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating Committee. From time to time, during 1998, the Board created various ad hoc committees for special purposes.

    The Audit Committee consists of directors Effland and Treu. The Audit Committee is responsible for reviewing the results and scope of the audit and other services provided by the Company's independent auditors. The Audit Committee held one meeting in the last fiscal year.

    The Compensation Committee consists of directors Brem, Levin, Levinthal and Treu. The Compensation Committee reviews and makes recommendations to the Board concerning salaries and incentive compensation for executive officers and certain employees of the Company. The Compensation Committee held one meeting during the last fiscal year.

    The Nominating Committee consists of directors Levinthal and Treu. The Nominating Committee will review and recommend candidates for election to the Company's Board of Directors.

COMPENSATION FOR DIRECTORS

    Directors do not currently receive any cash compensation from the Company for their service as members of the Board of Directors, although they are reimbursed for certain expenses in connection with attendance at Board and Committee meetings. The Company does not provide additional compensation for committee participation or special assignments of the Board of Directors. From time to time, certain of the directors of the Company have received grants of options to purchase shares of the Company's Common Stock pursuant to the 1992 Incentive Stock Plan (the "Stock Plan").

    Under the 1997 Non-Employee Director Option Plan (the "Director Option Plan"), each Director of the Company who is not also an employee of the Company (each, an "Outside Director") will receive (provided that such Outside Director has been a director for at least six months prior to such grant), on the date of each year's Annual Meeting of Stockholders, an automatic grant of an option to purchase up to 5,000 shares of Common Stock. Such options will have an exercise price equal to the closing price of the Company's Common Stock on the Nasdaq National Market on the day prior to the date of grant and will vest as to 1/48 of the shares subject to the option on a monthly basis, subject to the director's continued relationship with the Company. Each option granted under the Director Option Plan has a term of ten years. On May 27, 1998, the following Outside Directors each received an option to purchase 5,000 shares of Common Stock under the Director Option Plan, at an exercise price of $12.875 per share (the closing price of the Company's Common Stock on the Nasdaq National Market on May 26, 1998): Drs. Brem, Langer and Treu, Messrs. Levin and Levinthal, and Ms. Effland.

    For a description of certain agreements between the Company and Drs. Brem and Langer, see "Certain Relationships and Related Transactions."

COMPENSATION OF EXECUTIVE OFFICERS

    SUMMARY COMPENSATION TABLE. The following table sets forth certain information with respect to the annual and long-term compensation for the last three fiscal years of the Company's President and Chief Executive Officer and the Company's four most highly compensated executive officers whose total annual salary and bonus for 1998 exceeded $100,000 (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                                LONG-TERM
                                                                      ANNUAL COMPENSATION     COMPENSATION
                                                                                                AWARDS OF      ALL OTHER
                                                         FISCAL     ------------------------  OPTIONS (# OF  COMPENSATION
NAME AND PRINCIPAL POSITION                               YEAR       SALARY($)    BONUS($)     SHARES)(1)         ($)
-----------------------------------------------------  -----------  -----------  -----------  -------------  -------------
David M. Clapper.....................................        1998    $ 265,000    $  75,525        50,000      $ 2,500(2)
    President and                                            1997      246,000       25,000        23,077
    Chief Executive Officer                                  1996      230,000       --           299,293
Stephen J. Herman....................................        1998    $ 206,662    $  34,099        30,000      $ 1,639(2)
    Vice President, Operations                               1997      194,964        5,000         7,384         --
                                                             1996      184,800       --            49,402
David J. Enscore, Ph.D...............................        1998    $ 169,260    $  29,621        20,000      $ 2,077(2)
    Vice President, Research,                                1997      159,679        5,000         6,154         --
    Development and                                          1996      152,075       --            60,965        9,904(3)
    Drug Delivery
Arthur J. Coury, Ph.D................................        1998    $ 188,580    $  31,116        20,000      $ 2,029(2)
    Chief Scientific Officer and                             1997      179,597        5,000         6,154         --
    Vice President                                           1996      171,045       --            66,636         --
Glenn M. Kazo(4).....................................        1998    $ 178,080    $  20,479        --          $ 1,702(2)
    Vice President, Corporate                                1997      169,600        5,000         4,615        4,152(3)
    Development                                              1996      160,000       --            81,537       18,456(3)

------------------------

(1) Options are exercisable as to 1/48th of the total number of shares subject to the option at the end of the first month after the date of grant and as to an additional 1/48th of the total number of shares subject to the option at the end of each month thereafter, subject to the optionees' continued relationship with the Company, except for the options granted to Dr. Enscore and Mr. Kazo in 1996, which are exercisable as to 12/48th of the total number of shares subject to the option on the first anniversary of the date of grant and as to an additional 1/48th of the total number of shares subject to the option at the end of each month thereafter, subject to the optionees' continued relationship with the Company.

(2) Consists of 401(k) Plan matching payments made by the Company.

(3) Consists of reimbursement for relocation expenses.

(4) Mr. Kazo resigned from the Company in February 1999.

    OPTION GRANT TABLE. The following table sets forth certain information regarding options granted during the year ended December 31, 1998 by the Company to the Named Executive Officers:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                               POTENTIAL REALIZABLE
                                                                                                                 VALUE AT ASSUMED
                                                                                                                 ANNUAL RATES OF
                                  NUMBER OF                                                                        STOCK PRICE
                                 SECURITIES                                                                      APPRECIATION FOR
                                 UNDERLYING       % OF TOTAL OPTIONS                                              OPTION TERM(3)
                                   OPTIONS       GRANTED TO EMPLOYEES        EXERCISE OR                       --------------------
NAME                            GRANTED(1)(#)         IN 1998(2)          BASE PRICE ($/SH)   EXPIRATION DATE   5% ($)     10% ($)
-----------------------------  ---------------  -----------------------  -------------------  ---------------  ---------  ---------
David M. Clapper.............        50,000                 13.6%             $    8.25           11/30/08     $ 259,419  $ 657,419
Stephen J. Herman............        30,000                  8.1%             $    8.25           11/30/08     $ 155,651  $ 394,451
David J. Enscore, Ph.D.......        20,000                  5.4%             $    8.25           11/30/08     $ 103,768  $ 262,968
Arthur J. Coury, Ph.D........        20,000                  5.4%             $    8.25           11/30/08     $ 103,768  $ 262,968
Glenn M. Kazo................        --                   --                     --                 --            --         --

------------------------
(1) These options are intended to qualify as incentive stock options and are exercisable as to 1/48 of the total number of shares subject to the option at the end of the first month after the date of grant, and as to an additional 1/48th of the total number of shares subject to the option at the end of each month thereafter, subject to the optionees' continued relationship with the Company.

(2) Based on an aggregate of 394,778 options granted by the Company in the year ended December 31, 1998 to officers, employees, directors, consultants and advisors of the Company, including the Named Executive Officers.

(3) The potential realizable value is calculated based on the term of the option at its time of grant (ten years). It is calculated assuming that the fair market value of the Company's Common Stock on the date of grant appreciates at the indicated annual rate compounded annually for the term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price. These numbers are calculated based on the requirements promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price growth.

    YEAR-END OPTION TABLE. The following table sets forth certain information regarding stock options held as of December 31, 1998 by the Named Executive Officers. None of the Named Executive Officers exercised any stock options during the year ended December 31, 1998.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES

                                                                         NUMBER OF SECURITIES     VALUE OF UNEXERCISED
                                                                        UNDERLYING UNEXERCISED             IN-
                                                                        OPTIONS AT DECEMBER 31,   THE-MONEY OPTIONS AT
                                               SHARES         VALUE              1998             DECEMBER 31, 1998(1)
                                             ACQUIRED ON    REALIZED    EXERCISABLE/UNEXERCISABLE EXERCISABLE/UNEXERCISABLE
NAME                                        EXERCISE (#)       ($)                (#)                      ($)
------------------------------------------  -------------  -----------  -----------------------  -----------------------
David M. Clapper..........................       --         $  --             6,730 / 66,347      $    13,359 /$101,199
Stephen J. Herman.........................       --         $  --             2,153 / 35,231      $     4,274 / $51,634
David J. Enscore, Ph.D....................       --         $  --             1,794 / 24,360      $     3,561 / $36,155
Arthur J. Coury, Ph.D.....................       --         $  --             1,794 / 24,360      $     3,561 / $36,155
Glenn M. Kazo.............................       --         $  --             1,346 /  3,269      $     2,672 /  $6,489

------------------------

(1) Value is based on the closing sales price of a share of the Company's Common Stock on December 31, 1998 ($9.125), the last trading day of the Company's 1998 fiscal year, less the applicable option exercise price.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Based solely on its review of copies of reports filed by all officers and directors of the Company who are persons required to file reports ("Reporting Persons") pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or written representations from certain Reporting Persons, the Company believes that during fiscal 1998 all filings required to be made by the Reporting Persons were timely made in accordance with the requirements of the Exchange Act.

REPORT OF THE COMPENSATION COMMITTEE

    The Compensation Committee of the Board of Directors (the "Committee") is responsible for the administration of the Company's compensation programs. These programs include base salary for executive officers and both short-term and long-term incentive compensation programs. The Company's compensation programs are designed to provide a competitive level of total compensation and include incentive and equity ownership opportunities linked to the Company's performance and shareholder return.

    COMPENSATION PHILOSOPHY

    The design and implementation of the Company's executive compensation programs are based on a series of guiding principles derived from the Company's values, business strategy and management requirements. These principles may be summarized as follows:

    - Align the financial interests of the management team with the Company and its stockholders;

    - Attract, motivate and retain high-caliber individuals necessary to increase total return to stockholders;

    - Provide a total compensation program where a significant portion of pay is linked to individual achievement and short-term and long-term Company performance; and

    - Emphasize reward for performance at the individual, team and Company levels.

    COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M). Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), generally disallows a tax deduction to public companies for compensation over $1.0 million paid to the corporation's Chief Executive Officer and four other most highly compensated executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The Company generally intends to structure the stock options granted to its executive officers in a manner that complies with the statute to mitigate any disallowance of deductions under Section 162(m). However, the Committee reserves the right to use its judgement to authorize compensation payments which may be in excess of the limit when the Committee believes such payment is appropriate, after taking into consideration changing business conditions or the officer's performance, and is in the best interests of the stockholders.

    COMPENSATION PROGRAM

    The Company's executive compensation program has three major components, all of which are intended to attract, retain and motivate executive officers consistent with the principles set forth above. The Committee considers these components of compensation individually as well as collectively in determining total compensation for executive officers.

    BASE SALARY. Each fiscal year the Committee establishes base salaries for individual executive officers based upon (i) industry and peer group surveys,
(ii) responsibilities, scope and complexity of each position and (iii) performance judgments as to each individual's past and expected future contributions. The Committee reviews with the Chief Executive Officer and approves, with appropriate modifications, an annual base salary plan for the Company's executive officers other than the Chief Executive Officer. The Committee reviews and fixes the base salary of the Chief Executive Officer based on similar competitive compensation data and the Committee's assessment of his past performance and its expectations as to his future contributions in leading the Company.

    CASH (SHORT-TERM) INCENTIVES. The Committee approved a cash bonus plan for fiscal 1998 and recipients of bonus awards under this program included certain executive officers. See "Executive Compensation--Summary Compensation Table." Bonus awards under this program were based on the achievement of corporate goals, individual goals or a combination thereof.

    EQUITY BASED (LONG-TERM) INCENTIVES. Long-term incentives for the Company's employees are provided under the Company's stock option plans. Each fiscal year, the Committee considers the desirability of granting to executive officers long-term incentives in the form of stock options. These option grants are intended to motivate the executive officers to manage the business to improve long-term Company performance and align the financial interests of the management team with the Company and its stockholders. The Committee established the grants of stock options to executive officers (other than the Chief Executive Officer) in the last fiscal year, based upon a review with the Chief Executive Officer of proposed individual awards, taking into account each officer's scope of responsibility and specific assignments, strategic and operational goals applicable to the officer, anticipated performance requirements and contributions of the officer and competitive data for similar positions.

    MR. CLAPPER'S 1998 COMPENSATION

    Mr. Clapper's salary was increased in 1998 to $265,000 from $246,000 in 1997. In addition, in November 1998, Mr. Clapper received a cash bonus of $75,525 and a stock option to purchase 50,000 shares of the Company's Common Stock at an exercise price of $8.25 per share (the closing price of a share of the Company's Common Stock on the Nasdaq National Market on the date of grant). In determining Mr. Clapper's 1998 compensation, cash bonus and stock option award, the Committee considered Mr. Clapper's individual goals and the goals achieved by the Company during the year including clinical, regulatory, product development and business development milestones achieved by the Company, as well as Mr. Clapper's role in leading the Company toward these acheivements.

                                              Compensation Committee

                                              Michael J. Levinthal

                                              Jesse I. Treu, Ph.D.

                                              Henry Brem, M.D.

                                              Mark J. Levin

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The current members of the Compensation Committee are Messrs. Levinthal, Treu, Brem and Levin, each of whom served on the Compensation Committee of the Board of Directors during 1998. Other than Mr. Levin, who served as Chief Executive Officer of the Company from June 1991 to July 1993, no member of the Compensation Committee was at any time during 1998, or formerly, an officer or employee of the Company or any subsidiary of the Company, and, except as provided below, no member of the Compensation Committee had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K under the Exchange Act.

    No executive officer of the Company has served as a director or member of the Compensation Committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director of or member of the Compensation Committee of the Company.

    For a description of a consulting agreement between Dr. Brem and the Company, see "Certain Relationships and Related Transactions."

COMPARATIVE STOCK PERFORMANCE

    The following graph compares the cumulative total return to stockholders of the Company's Common Stock for the period from December 11, 1997, the date of the Company's initial public offering, through December 31, 1998 with the cumulative total return over such period of (i) the Russell 2000 Index and (ii) the Hambrecht & Quist "Healthcare, Excluding Biotechnology" index. The graph assumes the investment of $100 in the Company's Common Stock (at the initial public offering price) on each of such indices (and the reinvestment of all dividends). The performance shown is not necessarily indicative of future performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                                              HAMBRECHT & QUIST

                                                                                                        HEALTH CARE
                                                             FOCAL, INC.     RUSSELL 2000                     INDEX
DECEMBER 11, 1997 (IPO)                                          $100.00          $100.00                   $100.00
DECEMBER 31, 1997                                                $106.30          $103.50                   $103.21
DECEMBER 31, 1998                                                 $96.25          $101.18                   $130.76
*TOTAL RETURN BASED ON $100 INITIAL INVESTMENT
& REINVESTMENT OF DIVIDENDS

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    In January 1997, the Company implemented a program under which directors, executive officers and certain other key employees were permitted to exercise their outstanding options as to both vested and unvested shares, with unvested shares being subject to a right of repurchase at cost in favor of the Company in the event of termination of employment prior to vesting of all then-unvested shares. Under this program, the participants paid the exercise price for their outstanding options pursuant to full recourse promissory notes. The notes bear interest at 6.0% per annum and are due and payable on December 31, 2000. The principal amounts of each note payable by a director or executive officer are set forth below:

                                                                                            PRINCIPAL BALANCE AS
                                                                                                     OF
DIRECTOR OR EXECUTIVE OFFICER                                         ORIGINAL NOTE AMOUNT    DECEMBER 31, 1998
--------------------------------------------------------------------  --------------------  ---------------------
David M. Clapper....................................................       $  448,993            $   137,172
Arthur J. Coury, Ph.D...............................................       $  113,733            $   110,158
David J. Enscore, Ph.D..............................................       $  106,612            $    94,587
Stephen J. Herman...................................................       $   70,897            $    70,897
Glenn M. Kazo.......................................................       $   98,050            $    74,000
Mary Lou Mooney.....................................................       $   54,218            $    30,156
Ronald S. Rudowsky..................................................       $   92,223            $    33,301
W. Bradford Smith...................................................       $  102,341            $    42,203
Henry Brem, M.D.....................................................       $   51,800            $    51,800
Robert Langer, Ph.D.................................................       $   88,800            $    88,800
Mark J. Levin.......................................................       $   33,000            $    33,000

    The Company has a consulting agreement with Dr. Brem under which it pays Dr. Brem $30,000 per annum for scientific advisory and consulting services provided by Dr. Brem. Dr. Brem is a founder and director of the Company and has, from time to time, been granted options to purchase Common Stock of the Company.

    The Company has a consulting agreement with Dr. Langer under which it pays Dr. Langer $60,000 per annum for scientific advisory and consulting services provided by Dr. Langer. Dr. Langer is a founder and director of the Company and has, from time to time, been granted options to purchase Common Stock of the Company.

    The Company has entered into indemnification agreements with its officers and directors. The indemnification agreements may require the Company, among other things, to indemnify such officers and directors against certain liabilities that may arise by reason of their status or service as directors or officers (other than liabilities arising from willful misconduct of a culpable nature), to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified, and to obtain directors' and officers' insurance.

                     APPROVAL OF 1999 STOCK INCENTIVE PLAN

    On February 24, 1999, the Board of Directors of the Company adopted, subject to stockholder approval, the 1999 Stock Incentive Plan (the "1999 Plan"). Up to 875,000 shares of Common Stock (subject to adjustment in the event of stock splits and other similar events) may be issued pursuant to options or restricted stock awards granted under the 1999 Plan.

    The 1999 Plan is intended to supplement the Company's 1992 Incentive Stock Plan, which expires in 2002 and under which only 166,431 shares remained available for new option grants as of December 31, 1998.

    The Board of Directors believes that the future success of the Company depends, in large part, upon the ability of the Company to maintain a competitive position in attracting, retaining and motivating key personnel. The Board of Directors believes that stock awards have been, and will continue to be, an important element in attracting and retaining key personnel who are expected to contribute to the Company's growth and success.

    The principal provisions of the 1999 Plan are summarized below. The summary is qualified in its entirety by reference to the 1999 Plan, a copy of which is attached to the electronic copy of this Proxy Statement filed with the Commission and may be accessed from the Commission's home page (www.sec.gov.). In addition, a copy of the 1999 Plan may be obtained by making a written request to the Secretary of the Company.

DESCRIPTION OF AWARDS

    The 1999 Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), nonstatutory stock options, restricted stock awards and other stock-based awards, including the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights (collectively "Awards").

    INCENTIVE STOCK OPTIONS AND NONSTATUTORY STOCK OPTIONS. Optionees receive the right to purchase a specified number of shares of Common Stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Options may be granted at an exercise price which may be less than, equal to or greater than the fair market value of the Common Stock on the date of grant. Under present law, however, incentive stock options and options intended to qualify as performance-based compensation under Section 162(m) of the Code may not be granted at an exercise price less than the fair market value of the Common Stock on the date of grant

(or less than 110% of the fair market value in the case of incentive stock options granted to optionees holding more than 10% of the voting power of the Company). Options may not be granted for a term in excess of ten years. The 1999 Plan permits the Board to determine the manner of payment of the exercise price of options, including through payment by cash, check or in connection with a "cashless exercise" through a broker, by surrender to the Company of shares of Common Stock, by delivery to the Company of a promissory note, or by any other lawful means.

    RESTRICTED STOCK AWARDS. Restricted Stock Awards entitle recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares from the recipient in the event that the conditions specified in the applicable Award are not satisfied prior to the end of the applicable restriction period established for such Award.

    OTHER STOCK-BASED AWARDS. Under the 1999 Plan, the Board has the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights.

ELIGIBILITY TO RECEIVE AWARDS

    Officers, employees, directors, consultants and advisors of the Company and any future subsidiaries are eligible to be granted Awards under the 1999 Plan. Under present law, however, incentive stock options may only be granted to employees. The maximum number of shares with respect to which an Award may be granted to any participant under the 1999 Plan may not exceed 300,000 shares per calendar year.

    As of December 31, 1998, approximately 107 persons were eligible to receive Awards under the 1999 Plan, including the Company's eight executive officers and six non-employee directors. The granting of Awards under the 1999 Plan is discretionary, and the Company cannot now determine the number or type of Awards to be granted in the future to any particular person or group.

    On January 31, 1999, the last reported sale price of the Company Common Stock on the Nasdaq National Market was $12.19.

ADMINISTRATION

    The 1999 Plan is administered by the Board of Directors. The Board has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 1999 Plan and to interpret the provisions of the 1999 Plan. Pursuant to the terms of the 1999 Plan, the Board of Directors may delegate authority under the 1999 Plan to one or more committees of the Board, and subject to certain limitations, to one or more executive officers of the Company. The Board has authorized the Compensation Committee to administer certain aspects of the 1999 Plan, including the granting of options to executive officers. Subject to any applicable limitations contained in the 1999 Plan, the Board of Directors, the Compensation Committee, or any other committee or executive officer to whom the Board delegates authority, as the case may be, selects the recipients of Awards and determines (i) the number of shares of Common Stock covered by options and the dates upon which such options become exercisable, (ii) the exercise price of options, (iii) the duration of options, and (iv) the number of shares of Common Stock subject to any restricted stock or other stock-based Awards and the terms and conditions of such Awards, including conditions for repurchase, issue price and repurchase price.

    The Board of Directors is required to make appropriate adjustments in connection with the 1999 Plan and any outstanding Awards to reflect stock dividends, stock splits and certain other events. In the event of a merger, liquidation or other Acquisition Event (as defined in the 1999 Plan), the Board of Directors is authorized to provide for outstanding options or other stock-based Awards to be assumed or substituted for, by the acquiring or succeeding corporation. If the acquiring or succeeding corporation does not agree to assume, or substitute for, such options, then the Board of Directors shall provide that all unexercised options will become exercisable in full prior to the Acquisition Event and will terminate immediately prior to the Acquisition Event if not exercised; provided that, if holders of the Company's Common Stock receive a cash payment for each share of Common Stock surrendered pursuant to the Acquisition Event, then the Board may provide that all outstanding options shall terminate upon such Acquisition Event and that each participant shall receive, in exchange therefor, a cash payment.

    If any Award expires or is terminated, surrendered, canceled or forfeited, the unused shares of Common Stock covered by such Award will again be available for grant under the 1999 Plan.

AMENDMENT OR TERMINATION

    No Award may be made under the 1999 Plan after February 24, 2009, but Awards previously granted may extend beyond that date. The Board of Directors may at any time amend, suspend or terminate the 1999 Plan, except that after the date of such amendment no Award intended to comply with Section 162(m) of the Code shall become exercisable, realizable or vested unless and until such amendment shall have been approved by the Company's stockholders.

FEDERAL INCOME TAX CONSEQUENCES

    The following is a summary of the United States federal income tax consequences that generally will arise with respect to Awards granted under the 1999 Plan and with respect to the sale of Common Stock acquired under the 1999 Plan.

    INCENTIVE STOCK OPTIONS. In general, a participant will not recognize taxable income upon the grant or exercise of an incentive stock option. Instead, a participant will recognize taxable income with respect to an incentive stock option only upon the sale of Common Stock acquired through the exercise of the option ("ISO Stock"). The exercise of an incentive stock option, however, may subject the participant to the alternative minimum tax.

    Generally, the tax consequences of selling ISO Stock will vary with the length of time that the participant has owned the ISO Stock at the time it is sold. If the participant sells ISO Stock after having owned it for at least two years from the date the option was granted (the "Grant Date") and one year from the date the option was exercised (the "Exercise Date"), then the participant will recognize long-term capital gain in an amount equal to the excess of the sale price of the ISO Stock over the exercise price.

    If the participant sells ISO Stock for more than the exercise price prior to having owned it for at least two years from the Grant Date and one year from the Exercise Date (a "Disqualifying Disposition"), then all or a portion of the gain recognized by the participant will be ordinary compensation income and the remaining gain, if any, will be a capital gain. This capital gain will be a long-term capital gain if the participant has held the ISO Stock for more than one year prior to the date of sale.

    If a participant sells ISO Stock for less than the exercise price, then the participant will recognize capital loss equal to the excess of the exercise price over the sale price of the ISO Stock. This capital loss will be a long-term capital loss if the participant has held the ISO Stock for more than one year prior to the date of sale.

    NONSTATUTORY STOCK OPTIONS. As in the case of an incentive stock option, a participant will not recognize taxable income upon the grant of a nonstatutory stock option. Unlike the case of an incentive stock option, however, a participant who exercises a nonstatutory stock option generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the

Common Stock acquired through the exercise of the option ("NSO Stock") on the Exercise Date over the exercise price.

    With respect to any NSO Stock, a participant will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling NSO Stock, a participant generally will recognize capital gain or loss in an amount equal to the difference between the sale price of the NSO Stock and the participant's tax basis in the NSO Stock. This capital gain or loss will be a long-term gain or loss if the participant has held the NSO Stock for more than one year prior to the date of the sale.

    RESTRICTED STOCK AWARDS. A participant will not recognize taxable income upon the grant of a restricted stock Award, unless the participant makes an election under Section 83(b) of the Code (a "Section 83(b) Election"). If the participant makes a Section 83(b) Election within 30 days of the date of the grant, then the participant will recognize ordinary compensation income, for the year in which the Award is granted, in an amount equal to the difference between the fair market value of the Common Stock at the time the Award is granted and the purchase price paid for the Common Stock. If a Section 83(b) Election is not made, then the participant will recognize ordinary compensation income, at the time that the forfeiture provisions or restrictions on transfer lapse, in an amount equal to the difference between the fair market value of the Common Stock at the time of such lapse and the original purchase price paid for the Common Stock. The participant will have a tax basis in the Common Stock acquired equal to the sum of the price paid and the amount of ordinary compensation income recognized.

    Upon the disposition of the Common Stock acquired pursuant to a restricted stock Award, the participant will recognize a capital gain or loss equal to the difference between the sale price of the Common Stock and the participant's basis in the Common Stock. The gain or loss will be a long-term gain or loss if the shares are held for more than one year. For this purpose, the holding period shall begin just after the date on which the forfeiture provisions or restrictions lapse if a Section 83(b) Election is not made, or just after the Award is granted if a Section 83(b) Election is made.

    OTHER STOCK-BASED AWARDS. The tax consequences associated with any other stock-based Award granted under the 1999 Plan will vary depending on the specific terms of such Award, including whether or not the Award has a readily ascertainable fair market value, whether or not the Award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the Award, the applicable holding period and the participant's tax basis.

TAX CONSEQUENCES TO THE COMPANY

    The grant of an Award under the 1999 Plan will have no tax consequences to the Company. Moreover, in general, neither the exercise of an incentive stock option nor the sale of any Common Stock acquired under the 1999 Plan will have any tax consequences to the Company. The Company generally will be entitled to a business-expense deduction, however, with respect to any ordinary compensation income recognized by a participant under the 1999 Plan, including as a result of the exercise of a nonstatutory stock option, a Disqualifying Disposition or a
Section 83(d) Election. Any such deduction will be subject to the limitations of
Section 162(m) of the Code.

BOARD RECOMMENDATION

    THE BOARD OF DIRECTORS BELIEVES THAT THE APPROVAL OF THE 1999 STOCK INCENTIVE PLAN IS IN THE BEST INTEREST OF THE COMPANY AND ITS STOCKHOLDERS AND THEREFORE IT RECOMMENDS A VOTE FOR THIS PROPOSAL.

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

    The Board of Directors has selected Ernst & Young LLP, independent auditors, to audit the financial statements of the Company for the year ending December 31, 1999. Ernst & Young LLP has audited the financial statements of the Company for each fiscal year since the Company's inception. The affirmative vote of holders of a majority of the shares of Common Stock represented at the meeting is necessary to appoint Ernst & Young LLP as the Company's independent auditors and the Board of Directors recommends that the stockholders vote FOR confirmation of such selection. In the event of a negative vote, the Board of Directors will reconsider its selection. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

                                 OTHER MATTERS

    The Board of Directors does not know of any other matters which may come before the meeting. However, if any other matters are properly presented to the meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

    All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph and personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and the Company will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2000 ANNUAL MEETING

    Proposals of stockholders intended to be presented at the 2000 Annual Meeting pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, must be received by the Company no later than December 24, 1999 in order that they may be included in the proxy statement and form of proxy relating to that meeting.

    In addition, the Company's Bylaws require that the Company be given advance notice of stockholder nominations for election to the Company's Board of Directors and of other business which stockholders wish to present for action at an annual meeting of stockholders (other than matters included in the Company's proxy statement in accordance with Rule 14a-8). The required notice must be made in writing delivered to or mailed and received at the principal executive offices of the Company not less than 120 calendar days in advance of the date specified for the annual meeting in the Company's proxy statement released to stockholders in connection with such previous year's annual meeting of stockholders. In the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 days from the date contemplated at the time of the previous year's proxy statement, notice by the stockholder to be timely must be received a reasonable time before the solicitation is made.

                                              By Order of the Board of
                                              Directors,

                                              DAVID M. CLAPPER

                                              PRESIDENT AND CHIEF EXECUTIVE
                                              OFFICER

April 23, 1999

    THE BOARD OF DIRECTORS ENCOURAGES STOCKHOLDERS TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. A PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THIS MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

                                                                     Appendix A

                                   FOCAL, INC.
                       1999 ANNUAL MEETING OF STOCKHOLDERS

                                Hale and Dorr LLP
                                 60 State Street
                           Boston, Massachusetts 02109

                                  MAY 26, 1999
                         8:00 A.M. EASTERN STANDARD TIME


--------------------------------------------------------------------------------


                                   FOCAL, INC.
           PROXY FOR 1999 ANNUAL MEETING OF STOCKHOLDERS, MAY 26, 1999

         The undersigned hereby appoints David M. Clapper and W. Bradford Smith, or either of them ("Appointed Proxies"), with power of substitution to each, as proxies to act and vote all shares of the undersigned at the 1999 Annual Meeting of Stockholders ("Meeting") of Focal, Inc. to be held on Wednesday, May 26, 1999 at 8:00 a.m. EST, or at any adjournment thereof.

         THIS PROXY, SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, WILL BE VOTED AS DIRECTED. IF NO DIRECTION TO THE CONTRARY IS INDICATED, THE APPOINTED PROXIES SHALL VOTE "FOR" PROPOSALS I, II AND III.



PLEASE COMPLETE, DATE SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE

                                   Focal, Inc.









                               PLEASE DETACH HERE
--------------------------------------------------------------------------------


I.  ELECTION OF DIRECTORS: / /  FOR electing the following nominees as          / /  WITHHOLD AUTHORITY to vote for the
                                Class II Directors:  (01) Henry Brem, M.D.,          following nominees as Class II Directors:
                                (02) Janet Effland and (03) Jesse I. Treu, Ph.D.     (01) Henry Brem, M.D., (02) Janet Effland
                                each for a three-year term.                          and (03) Jesse I. Treu, Ph.D.


NOTE: To withhold authority to vote for any individual nominee, mark the "FOR" /                                              /
box and write the number(s) of such nominee(s) in the box to the right. Your   /                                              /
shares will be voted for the remaining nominees.                               /                                              /


II.  TO APPROVE THE COMPANY'S
     1999 STOCK INCENTIVE PLAN:               / /  FOR             / /  AGAINST          / /  ABSTAIN


III. TO RATIFY THE SELECTION OF
     ERNST & YOUNG LLP AS INDEPENDENT
     PUBLIC ACCOUNTANTS FOR THE FISCAL
     YEAR ENDING DECEMBER 31, 1999:           / /  FOR             / /  AGAINST          / /  ABSTAIN



If any other business is properly brought before the Meeting or any adjournment(s) thereof, this Proxy will be voted in the discretion of the Appointed Proxies.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTING EACH OF THE DIRECTOR
                     NOMINEES AND FOR PROPOSALS II AND III.

The undersigned ratifies all that the Appointed Proxies, or their substitutes, may lawfully do by virtue hereof, and revokes any proxies previously given to vote at the Meeting or adjournment(s).

Address Change?  Mark Box  / /  Indicate changes below:    Dated:_______________

                             /                                                 /
                             /                                                 /
                             /                                                 /
                             Signature(s) in Box
                             Please sign exactly as name(s) appear to the left. When signing in fiduciary or representative capacity, please add your full title. If shares are registered in more than one name, all holders must sign. If signature is for a corporation, the handwritten signature and title of an authorized officer are required, together with the full corporate name.

                                                                      Appendix B


                                   FOCAL, INC.

                            1999 STOCK INCENTIVE PLAN


1.       PURPOSE

         The purpose of this 1999 Stock Incentive Plan (the "Plan") of Focal, Inc., a Delaware corporation (the "Company"), is to advance the interests of the Company's stockholders by enhancing the Company's ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company's stockholders. Except where the context otherwise requires, the term "Company" shall include any of the Company's present or future subsidiary corporations of as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code") and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a significant interest, as determined by the Board of Directors of the Company (the "Board").

2.       ELIGIBILITY

         All of the Company's employees, officers, directors, consultants and advisors (and any individuals who have accepted an offer for employment) are eligible to be granted options, restricted stock awards, or other stock-based awards (each, an "Award") under the Plan. Each person who has been granted an Award under the Plan shall be deemed a "Participant".

3.       ADMINISTRATION, DELEGATION

         (a) ADMINISTRATION BY BOARD OF DIRECTORS. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board's sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

         (b) DELEGATION TO EXECUTIVE OFFICERS. To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to make Awards and exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the maximum number of shares subject to Awards and the maximum number of shares for any one Participant to be made by such executive officers.

         (c) APPOINTMENT OF COMMITTEES. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a "Committee"). All references in the Plan to the "Board" shall mean the Board or a Committee of the Board or the executive officer referred to in Section 3(b) to the extent that the Board's powers or authority under the Plan have been delegated to such Committee or executive officer.

4.       STOCK AVAILABLE FOR AWARDS

         (a) NUMBER OF SHARES. Subject to adjustment under Section 8, Awards may be made under the Plan for up to 850,000 shares of common stock, $.01 par value per share, of the Company (the "Common Stock"). If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan, subject, however, in the case of Incentive Stock Options (as hereinafter defined), to any limitation required under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

         (b) PER-PARTICIPANT LIMIT. Subject to adjustment under Section 8, for Awards granted after the Common Stock is registered under the Securities Exchange Act of 1934 (the "Exchange Act"), the maximum number of shares of Common Stock with respect to which an Award may be granted to any Participant under the Plan shall be 300,000 per calendar year. The per-Participant limit described in this Section 4(b) shall be construed and applied consistently with
Section 162(m) of the Code.

5.       STOCK OPTIONS

         (a) GENERAL. The Board may grant options to purchase Common Stock (each, an "Option") and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option which is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a "Nonstatutory Stock Option".

         (b) INCENTIVE STOCK OPTIONS. An Option that the Board intends to be an "incentive stock option" as defined in Section 422 of the Code (an "Incentive Stock Option") shall only be granted to employees of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) which is intended to be an Incentive Stock Option is not an Incentive Stock Option.

         (c) EXERCISE PRICE. The Board shall establish the exercise price at the time each Option is granted and specify it in the applicable option agreement.

         (d) DURATION OF OPTIONS. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement; provided, however, that no Option will be granted for a term in excess of 10 years.

         (e) EXERCISE OF OPTION. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised.

         (f) PAYMENT UPON EXERCISE. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

                  (1) in cash or by check, payable to the order of the Company;

                  (2) except as the Board may, in its sole discretion, otherwise provide in an option agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price;

                  (3) when the Common Stock is registered under the Exchange Act, by delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by (or in a manner approved by) the Board in good faith ("Fair Market Value"), provided (i) such method of payment is then permitted under applicable law and (ii) such Common Stock was owned by the Participant at least six months prior to such delivery;

                  (4) to the extent permitted by the Board, in its sole discretion by (i) delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (ii) payment of such other lawful consideration as the Board may determine; or

                  (5) by any combination of the above permitted forms of payment.

6.       RESTRICTED STOCK

         (a) GRANTS. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a "Restricted Stock Award").

         (b) TERMS AND CONDITIONS. The Board shall determine the terms and conditions of any such Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price, if any. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the "Designated Beneficiary"). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

7.       OTHER STOCK-BASED AWARDS

         The Board shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights.

8.       ADJUSTMENTS FOR CHANGES IN COMMON STOCK AND CERTAIN OTHER EVENTS

         (a) CHANGES IN CAPITALIZATION. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, (i) the number and class of securities available under this Plan,
(ii) the per-Participant limit set forth in Section 4(b), (iii) the number and class of securities and exercise price per share subject to each outstanding Option, (iv) the repurchase price per share subject to each outstanding Restricted Stock Award, and (v) the terms of each other outstanding Award shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is necessary and appropriate. If this Section 8(a) applies and Section 8(c) also applies to any event, Section 8(c) shall be applicable to such event, and this Section 8(a) shall not be applicable.

         (b) LIQUIDATION OR DISSOLUTION. In the event of a proposed liquidation or dissolution of the Company, the Board shall upon written notice to the Participants provide that all then unexercised Options will (i) become exercisable in full as of a specified time at least 10 business days prior to the effective date of such liquidation or dissolution and (ii) terminate effective upon such liquidation or dissolution, except to the extent exercised before such effective date. The Board may specify the effect of a liquidation or dissolution on any Restricted Stock Award or other Award granted under the Plan at the time of the grant of such Award.

         (c)       ACQUISITION EVENTS

                  (1) DEFINITION. An "Acquisition Event" shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which the Common Stock is converted into or exchanged for the right to receive cash, securities or other property or (b) any exchange of shares of the Company for cash, securities or other property pursuant to a statutory share exchange transaction.

                  (2) CONSEQUENCES OF AN ACQUISITION EVENT ON OPTIONS. Upon the occurrence of an Acquisition Event, or the execution by the Company of any agreement with respect to an Acquisition Event, the Board shall provide that all outstanding Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof). For purposes hereof, an Option shall be considered to be assumed if, following consummation of the Acquisition Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Acquisition Event, the consideration (whether cash, securities or other property) received as a result of the Acquisition Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Acquisition Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Acquisition Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Acquisition Event.

                  Notwithstanding the foregoing, if the acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, such Options, then the Board shall, upon written notice to the Participants, provide that all then unexercised Options will become exercisable in full as of a specified time prior to the Acquisition Event and will terminate immediately prior to the consummation of such Acquisition Event, except to the extent exercised by the Participants before the consummation of such Acquisition Event; provided, however, that in the event of an Acquisition Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Acquisition Event (the "Acquisition Price"), then the Board may instead provide that all outstanding Options shall terminate upon consummation of such Acquisition Event and that each Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options (whether or not then exercisable), exceeds (B) the aggregate exercise price of such Options.

                  (3) CONSEQUENCES OF AN ACQUISITION EVENT ON RESTRICTED STOCK AWARDS. Upon the occurrence of an Acquisition Event, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company's successor and shall apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Acquisition Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award.

                  (4) CONSEQUENCES OF AN ACQUISITION EVENT ON OTHER AWARDS. The Board shall specify the effect of an Acquisition Event on any other Award granted under the Plan at the time of the grant of such Award.

9.       GENERAL PROVISIONS APPLICABLE TO AWARDS

         (a) TRANSFERABILITY OF AWARDS. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

         (b) DOCUMENTATION. Each Award shall be evidenced by a written instrument in such form as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

         (c) BOARD DISCRETION. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

         (d) TERMINATION OF STATUS. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, the Participant's legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award.

         (e) WITHHOLDING. Each Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. Except as the Board may otherwise provide in an Award, when the Common Stock is registered under the Exchange Act, Participants may, to the extent then permitted under applicable law, satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

         (f) AMENDMENT OF AWARD. The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another

Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

         (g) CONDITIONS ON DELIVERY OF STOCK. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

         (h) ACCELERATION. The Board may at any time provide that any Options shall become immediately exercisable in full or in part, that any Restricted Stock Awards shall be free of restrictions in full or in part or that any other Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

10.       MISCELLANEOUS

         (a) NO RIGHT TO EMPLOYMENT OR OTHER STATUS. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

         (b) NO RIGHTS AS STOCKHOLDER. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares. Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

         (c) EFFECTIVE DATE AND TERM OF PLAN. The Plan shall become effective on the date on which it is adopted by the Board, but no Award granted to a Participant designated by the Board as subject to Section 162(m) of the Code by the Board shall become exercisable, vested or realizable, as applicable to such Award, unless and until the Plan has been approved by the Company's stockholders to the extent stockholder approval is required by Section 162(m) in the manner required under Section 162(m) (including the vote required under Section 162(m)). No Awards shall be granted under the Plan after the completion of ten years from the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company's stockholders, but Awards previously granted may extend beyond that date.

         (d) AMENDMENT OF PLAN. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that to the extent required by
Section 162(m) of the Code, no Award granted to a Participant designated as subject to Section 162(m) by the Board after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award (to the extent that such amendment to the Plan was required to grant such Award to a particular Participant), unless and until such amendment shall have been approved by the Company's stockholders as required by Section 162(m) (including the vote required under Section 162(m)).

         (e) GOVERNING LAW. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.

                                   FOCAL, INC.


                        Incentive Stock Option Agreement
                     GRANTED UNDER 1999 STOCK INCENTIVE PLAN

1.       GRANT OF OPTION.

         This agreement evidences the grant by Focal, Inc., a Delaware corporation (the "Company"), on _______ , _____ (the "Grant Date") to [_____] , an employee of the Company (the "Participant"), of an option to purchase, in whole or in part, on the terms provided herein and in the Company's 1999 Stock Incentive Plan (the "Plan"), a total of [_____] shares (the "Shares") of common stock, $.01 par value per share, of the Company ("Common Stock") at $[_____] per Share. Unless earlier terminated, this option shall expire on [_____] (the "Final Exercise Date").

         It is intended that the option evidenced by this agreement shall be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended and any regulations promulgated thereunder (the "Code"). Except as otherwise indicated by the context, the term "Participant", as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.       VESTING SCHEDULE.

         This option will become exercisable ("vest") as to [_____] % of the original number of Shares on the [_____] anniversary of the Grant Date and as to an additional [_____] % of the original number of Shares at the end of each successive full [_____] period following the first anniversary of the Grant Date until the [_____]anniversary of the Grant Date.

         The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.

3.       EXERCISE OF OPTION.

         (a) FORM OF EXERCISE. Each election to exercise this option shall be in writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share.

         (b) CONTINUOUS RELATIONSHIP WITH THE COMPANY REQUIRED. Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee, officer or director of, or consultant or advisor to, the Company or any parent or subsidiary of the Company as defined in Section 424(e) or (f) of the Code (an "Eligible Participant")

         (c) TERMINATION OF RELATIONSHIP WITH THE COMPANY. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate thirty days after such cessation (but in no event after the Final Exercise
Date), PROVIDED THAT this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon such violation.

         (d) EXERCISE PERIOD UPON DEATH OR DISABILITY. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for "cause" as specified in paragraph (e) below, this option shall be exercisable, within the period of six months following the date of death or disability of the Participant by the Participant, PROVIDED THAT this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Final Exercise Date.

         (e) DISCHARGE FOR CAUSE. If the Participant, prior to the Final Exercise Date, is discharged by the Company for "cause" (as defined below), the right to exercise this option shall terminate immediately upon the effective date of such discharge. "Cause" shall mean willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive. The Participant shall be considered to have been discharged for "Cause" if the Company determines, within 30 days after the Participant's resignation, that discharge for cause was warranted.


4.       WITHHOLDING.

         No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

5.       NONTRANSFERABILITY OF OPTION.

         This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

6.       DISQUALIFYING DISPOSITION.

         If the Participant disposes of Shares acquired upon exercise of this option within two years from the Grant Date or one year after such Shares were acquired pursuant to exercise of this option, the Participant shall notify the Company in writing of such disposition.

7.       PROVISIONS OF THE PLAN.

         This option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this option.

         IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.

                                   FOCAL, INC.


Dated: _________                   By:____________________________________
                                      Name:
                                      Title:

                            PARTICIPANT'S ACCEPTANCE

         The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's 1999 Stock Incentive Plan.

                                     PARTICIPANT:



                                     ____________________________

                                     Address:____________________

                                             ____________________

                         NOTICE OF STOCK OPTION EXERCISE

                               Date: ____________


_____________________
_____________________
_____________________

Attention:  Treasurer

Dear Sir or Madam:

I am the holder of an Incentive Stock Option granted to me under the Focal, Inc. (the "Company") 1999 Stock Incentive Plan on __________ for the purchase of __________ shares of Common Stock of the Company at a purchase price of $__________ per share.

I hereby exercise my option to purchase _________ shares of Common Stock (the "Shares"), for which I have enclosed __________ in the amount of ________. Please register my stock certificate as follows:

         Name(s):             _______________________
                              _______________________




         Address:             _______________________


         Tax I.D. #:          _______________________




Very truly yours,



-----------------------------
(Signature)

                                   FOCAL, INC.


                       Nonstatutory Stock Option Agreement
                     GRANTED UNDER 1999 STOCK INCENTIVE PLAN


1.       GRANT OF OPTION.

         This agreement evidences the grant by Focal, Inc., a Delaware corporation (the "Company"), on ______, _____ (the "Grant Date") to [_____], a[n][employee] [consultant] [director] of the Company (the "Participant"), of an option to purchase, in whole or in part, on the terms provided herein and in the Company's 1999 Stock Incentive Plan (the "Plan"), a total of [_____] shares (the "Shares") of common stock, $.01 par value per share, of the Company ("Common Stock") at [_____] per Share. Unless earlier terminated, this option shall expire on [_____] (the "Final Exercise Date").

         It is intended that the option evidenced by this agreement shall not be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended and any regulations promulgated thereunder (the "Code"). Except as otherwise indicated by the context, the term "Participant", as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.       VESTING SCHEDULE.

         This option will become exercisable ("vest") as to _____% of the original number of Shares on the [______] anniversary of the Grant Date and as to an additional _____% of the original number of Shares at the end of each successive full [_______________] period following the first anniversary of the Grant Date until the [_______] anniversary of the Grant Date. This option shall expire upon, and will not be exercisable after, the Final Exercise Date.

         The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.

3.       EXERCISE OF OPTION.

         (a) FORM OF EXERCISE. Each election to exercise this option shall be in writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share.

         (b) CONTINUOUS RELATIONSHIP WITH THE COMPANY REQUIRED. Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee, officer or director of, or consultant or advisor to, the Company or any parent or subsidiary of the Company as defined in Section 424(e) or (f) of the Code (an "Eligible Participant").

         (c) TERMINATION OF RELATIONSHIP WITH THE COMPANY. If the Participant ceased to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate thirty days after such cessation (but in no event after the Final Exercise
Date), PROVIDED THAT this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon such violation.

         (d) EXERCISE PERIOD UPON DEATH OR DISABILITY. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for "cause" as specified in paragraph (e) below, this option shall be exercisable, within the period of six months following the date of death or disability of the Participant, by the Participant, PROVIDED THAT this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Final Exercise Date.

         (e) DISCHARGE FOR CAUSE. If the Participant, prior to the Final Exercise Date, is discharged by the Company for "cause" (as defined below), the right to exercise this option shall terminate immediately upon the effective date of such discharge. "Cause" shall mean willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive. The Participant shall be considered to have been discharged for "Cause" if the Company determines, within 30 days after the Participant's resignation, that discharge for cause was warranted.

4.       WITHHOLDING.

         No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

5.       NONTRANSFERABILITY OF OPTION.

         This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

6.       PROVISIONS OF THE PLAN.

         This option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this option.

         IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.


                                   FOCAL, INC.


Dated: _________                   By:________________________________________
                                      Name:
                                      Title:

                            PARTICIPANT'S ACCEPTANCE

         The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's 1999 Stock Incentive Plan.

                                  PARTICIPANT:

                                  _____________________________


                                  Address:______________________
                                          ______________________

                         NOTICE OF STOCK OPTION EXERCISE

                               Date: ____________


_____________________
_____________________
_____________________


Attention:  Treasurer

Dear Sir or Madam:

I am the holder of a Nonstatutory Stock Option granted to me under the Focal, Inc. (the "Company") 1999 Stock Incentive Plan on __________ for the purchase of __________ shares of Common Stock of the Company at a purchase price of $__________ per share.

I hereby exercise my option to purchase _________ shares of Common Stock (the "Shares"), for which I have enclosed __________ in the amount of ________. Please register my stock certificate as follows:

         Name(s):               _______________________
                                _______________________


         Address:               _______________________

         Tax I.D. #:            _______________________




Very truly yours,



-----------------------------
(Signature)

                                   FOCAL, INC.

                           Restricted Stock Agreement
                     GRANTED UNDER 1999 STOCK INCENTIVE PLAN



         AGREEMENT made this ____ day of _____________, ____, between Focal, Inc., a Delaware corporation (the "Company"), and ________________________ (the "Participant").

         For valuable consideration, receipt of which is acknowledged, the parties hereto agree as follows:

1.       PURCHASE OF SHARES.

         The Company shall issue and sell to the Participant, and the Participant shall purchase from the Company, subject to the terms and conditions set forth in this Agreement and in the Company's 1999 Stock Incentive Plan (the "Plan") ______ shares (the "Shares") of common stock, $.01 par value, of the Company ("Common Stock"), at a purchase price of $[ ] per share. The aggregate purchase price for the Shares shall be paid by the Participant by check payable to the order of the Company or such other method as may be acceptable to the Company. Upon receipt by the Company of payment for the Shares, the Company shall issue to the Participant one or more certificates in the name of the Participant for that number of Shares purchased by the Participant. The Participant agrees that the Shares shall be subject to the Purchase Option set forth in Sections 2 and 5 of this Agreement and the restrictions on transfer set forth in Section 4 of this Agreement.

2.       PURCHASE OPTION.

         (a) In the event that the Participant ceases to be employed by the Company for any reason or no reason, with or without cause, prior to _______, _____, the Company shall have the right and option (the "Purchase Option") to purchase from the Participant, for a sum of $[ ] per share (the "Option Price"), some or all of the Unvested Shares (as defined below).

         "Unvested Shares" means the total number of Shares multiplied by the Applicable Percentage at the time the Purchase Option becomes exercisable by the Company. The "Applicable Percentage" shall be (i) [ ]% during the 12-month period ending ____________, 199_, (ii) [ ]% less [ ]% for each full three months of employment completed by the Participant with the Company from and after _________, 199_, and (iii) zero on or after ________, 200__.

         (b) In the event that the Participant's employment with the Company is terminated by reason of death or disability, the number of the Shares for which the Purchase Option becomes exercisable shall be __________ percent (__%) of the number of Unvested Shares for which the Purchase Option would otherwise become exercisable. For this purpose, "disability" shall mean the inability of the Participant, due to a medical reason, to carry out his duties as an employee of the Company for a period of six consecutive months.

         (c) For purposes of this Agreement, employment with the Company shall include employment with a parent or subsidiary of the Company.

3.       EXERCISE OF PURCHASE OPTION AND CLOSING.

         (a) The Company may exercise the Purchase Option by delivering or mailing to the Participant (or his estate), within 60 days after the termination of the employment of the Participant with the Company, a written notice of exercise of the Purchase Option. Such notice shall specify the number of Shares to be purchased. If and to the extent the Purchase Option is not so exercised by the giving of such a notice within such 60-day period, the Purchase Option shall automatically expire and terminate effective upon the expiration of such 60-day period.

         (b) Within 10 days after delivery to the Participant of the Company's notice of the exercise of the Purchase Option pursuant to subsection (a) above, the Participant (or his estate) shall, pursuant to the provisions of the Joint Escrow Instructions referred to in Section 8, tender to the Company at its principal offices the certificate or certificates representing the Shares which the Company has elected to purchase in accordance with the terms of this Agreement, duly endorsed in blank or with duly endorsed stock powers attached thereto, all in form suitable for the transfer of such Shares to the Company. Promptly following its receipt of such certificate or certificates, the Company shall pay to the Participant the aggregate Option Price for such Shares (provided that any delay in making such payment shall not invalidate the Company's exercise of the Purchase Option with respect to such Shares).

         (c) After the time at which any Shares are required to be delivered to the Company for transfer to the Company pursuant to subsection (b) above, the Company shall not pay any dividend to the Participant on account of such Shares or permit the Participant to exercise any of the privileges or rights of a stockholder with respect to such Shares, but shall, in so far as permitted by law, treat the Company as the owner of such Shares.

         (d) The Option Price may be payable, at the option of the Company, in cancellation of all or a portion of any outstanding indebtedness of the Participant to the Company or in cash (by check) or both.

         (e) The Company shall not purchase any fraction of a Share upon exercise of the Purchase Option, and any fraction of a Share resulting from a computation made pursuant to Section 2 of this Agreement shall be rounded to the nearest whole Share (with any one-half Share being rounded upward).

         (f) The Company may assign its Purchase Option to one or more persons or entities.

4.       RESTRICTIONS ON TRANSFER.

         The Participant shall not sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively "transfer"):

         (a) any Shares, or any interest therein, that are subject to the Purchase Option, except that the Participant may transfer such Shares to or for the benefit of any spouse, child or grandchild, or to a trust for their benefit, PROVIDED that such Shares shall remain subject to this Agreement (including without limitation the restrictions on transfer set forth in this Section 4, the Purchase Option and the right of first refusal set forth in Section 5) and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement; or

         (b) any Shares, or any interest therein, that are no longer subject to the Purchase Option, except in accordance with Section 5 below.

5.       EFFECT OF PROHIBITED TRANSFER.

         The Company shall not be required (a) to transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (b) to treat as owner of such Shares or to pay dividends to any transferee to whom any such Shares shall have been so sold or transferred.

6.       ESCROW.

         The Participant shall, upon the execution of this Agreement, execute Joint Escrow Instructions in the form attached to this Agreement as Exhibit A. The Joint Escrow Instructions shall be delivered to the [Secretary] of the Company, as escrow agent thereunder. The Participant shall deliver to such escrow agent a stock assignment duly endorsed in blank and hereby instructs the Company to deliver to such escrow agent, on behalf of the Participant, the certificate(s) evidencing the Shares issued hereunder. Such materials shall be held by such escrow agent pursuant to the terms of such Joint Escrow Instructions.

7.       RESTRICTIVE LEGEND.

         All certificates representing Shares shall have affixed thereto a legend in substantially the following form, in addition to any other legends that may be required under federal or state securities laws:

                  "The shares of stock represented by this certificate are subject to restrictions on transfer and an option to purchase set forth in a certain Restricted Stock Agreement between the corporation and the registered owner of these shares (or his predecessor in interest), and such Agreement is available for inspection without charge at the office of the Secretary of the corporation."

8.       PROVISIONS OF THE PLAN.

         This Agreement is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this Agreement.

9.       WITHHOLDING TAXES; SECTION 83(b) ELECTION.

         (a) The Participant acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Participant any federal, state or local taxes of any kind required by law to be withheld with respect to the purchase of the Shares by the Participant or the lapse of the Purchase Option.

         (b) The Participant acknowledges that he has been informed of the availability of making an election in accordance with Section 83(b) of the Internal Revenue Code of 1986, as amended; that such election must be filed with the Internal Revenue Service within 30 days of the transfer of shares to the Participant; and that the Participant is solely responsible for making such election.

10.      SEVERABILITY.

         The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

11.      WAIVER.

         Any provision for the benefit of the Company contained in this Agreement may be waived, either generally or in any particular instance, by the Board of Directors of the Company.

12.      BINDING EFFECT.

         This Agreement shall be binding upon and inure to the benefit of the Company and the Participant and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to the restrictions on transfer set forth in Sections 4 and 5 of this Agreement.

13.      NOTICE.

         All notices required or permitted hereunder shall be in writing and deemed effectively given upon personal delivery or five days after deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party hereto at the address shown beneath his or its respective signature to this

Agreement, or at such other address or addresses as either party shall designate to the other in accordance with this Section 16.

14.      PRONOUNS.

         Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

15.      ENTIRE AGREEMENT.

         This Agreement and the Plan constitutes the entire agreement between the parties, and supersedes all prior agreements and understandings, relating to the subject matter of this Agreement.

16.      AMENDMENT.

         This Agreement may be amended or modified only by a written instrument executed by both the Company and the Participant.

17.      GOVERNING LAW.

         This Agreement shall be construed, interpreted and enforced in accordance with the internal laws of the State of Delaware without regard to any applicable conflicts of laws.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                   FOCAL, INC.

                                   By:
                                   ______________________________
                                   Name:
                                   Title:

                                   Address:
                                   ______________________________
                                   ______________________________


                                   ______________________________
                                   [Name of Participant]

                                   Address:
                                   ______________________________
                                   ______________________________

                                    Exhibit A

                                   FOCAL, INC.

                            JOINT ESCROW INSTRUCTIONS




                                ---------, -----


---------------------
[SECRETARY]
Focal, Inc.

---------------------
---------------------

Dear Sir:

         As Escrow Agent for Focal, Inc., a Delaware corporation (the "Company"), and the undersigned person ("Holder"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Agreement (the "Agreement") of even date herewith, to which a copy of these Joint Escrow Instructions is attached, in accordance with the following instructions:

1. APPOINTMENT. Holder irrevocably authorizes the Company to deposit with you any certificates evidencing Shares (as defined in the Agreement) to be held by you hereunder and any additions and substitutions to said Shares. Holder does hereby irrevocably constitute and appoint you as his attorney-in-fact and agent for the term of this escrow to execute with respect to such Shares all documents necessary or appropriate to make such Shares negotiable and to complete any transaction herein contemplated. Subject to the provisions of this paragraph 1 and the terms of the Agreement, Holder shall exercise all rights and privileges of a stockholder of the Company while the Shares are held by you.

2.       CLOSING OF PURCHASE.

         a. Upon any purchase by the Company of the Shares pursuant to the Agreement, the Company shall give to Holder and you a written notice specifying the purchase price for the Shares, as determined pursuant to the Agreement, and the time for a closing hereunder (the "Closing") at the principal office of the Company. Holder and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

         b. At the Closing, you are directed (a) to date the stock assignment form or forms necessary for the transfer of the Shares, (b) to fill in on such form or forms the number of Shares being transferred, and (c) to deliver same, together with the certificate or certificates evidencing the Shares to be transferred, to the Company against the simultaneous delivery to you of the purchase price for the Shares being purchased pursuant to the Agreement.

3. WITHDRAWAL. The Holder shall have the right to withdraw from this escrow any Shares as to which the Purchase Option (as defined in the Agreement) has terminated or expired.

4.       DUTIES OF ESCROW AGENT.

         a. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

         b. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact of Holder while acting in good faith and in the exercise of your own good judgment, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

         c. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or Company, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person, firm or Company by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

         d. You shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

         e. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder and may rely upon the advice of such counsel.

         f. Your rights and responsibilities as Escrow Agent hereunder shall terminate if (i) you cease to be Secretary of the Company or (ii) you resign by written notice to each party. In the event of a termination under clause (i), your successor as Secretary shall become Escrow Agent hereunder; in the event of a termination under clause (ii), the Company shall appoint a successor Escrow Agent hereunder.

         g. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

         h. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

         i. These Joint Escrow Instructions set forth your sole duties with respect to any and all matters pertinent hereto and no implied duties or obligations shall be read into these Joint Escrow Instructions against you.

         j. The Company shall indemnify you and hold you harmless against any and all damages, losses, liabilities, costs, and expenses, including attorneys' fees and disbursements, for anything done or omitted to be done by you as Escrow Agent in connection with this Agreement or the performance of your duties hereunder, except such as shall result from your gross negligence or willful misconduct.

5. NOTICE. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days' advance written notice to each of the other parties hereto.

           COMPANY:           4 Maguire Road
                              Lexington, MA  02173

           HOLDER:            Notices to Holder shall be sent to the
                              address set forth below Holder's signature below.

           ESCROW AGENT:      ________________
                              ________________
                              ________________


6.       MISCELLANEOUS.

         a. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions, and you do not become a party to the Agreement.

         b. This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                                   Very truly yours,

                                   FOCAL, INC.


                                   By:____________________________
                                   Title:_________________________

                                   HOLDER:


                                   _______________________________
                                   (Signature)

                                   _______________________________
                                   Print Name


                                   Address:


                                   _______________________________

                                   _______________________________

                                   Date Signed:___________________

ESCROW AGENT:

--------------------------

                         NOTICE OF STOCK OPTION EXERCISE

                               Date: ____________


---------------------
---------------------
---------------------

Attention:  Treasurer

Dear Sir or Madam:

I am the holder of a Restricted Stock Award granted to me under the Focal, Inc. (the "Company") 1999 Stock Incentive Plan on __________ for the purchase of __________ shares of Common Stock of the Company at a purchase price of $__________ per share.

I hereby exercise my option to purchase _________ shares of Common Stock (the "Shares"), for which I have enclosed __________ in the amount of ________. Please register my stock certificate as follows:

         Name(s):                     _______________________

                                      _______________________

         Address:                     _______________________

         Tax I.D. #:                  _______________________




Very truly yours,



-----------------------------
(Signature)